SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   November 15, 2004
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


           Delaware                     0-29192                 14-1708544
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(State or other jurisdiction         (Commission             (I.R.S.Employer
     of incorporation)               File Number)           Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                            33426
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     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant

            (i) Ernst & Young LLP ("Ernst & Young"), by letter dated November 15, 2004, was dismissed as the independent registered public accounting firm for Puradyn Filter Technologies Incorporated ("the Company"). Ernst & Young had been the independent registered public accounting firm for, and audited the financial statements of, the Company.

            (ii) The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii)The decision to change accountants was approved by the Audit Committee of the Board of Directors.

            (iv) In connection with the audits for the two most recent fiscal years and in connection with Ernst & Young's review of the subsequent interim periods preceding dismissal on November 15, 2004, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young, to make reference thereto in their report on the Company's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

          1)               Letter from Ernst & Young to the Securities and
                           Exchange Commission


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 2004               PURADYN FILTER TECHNOLOGIES INCORPORATED

                                         By /s/ Richard C. Ford
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                                           Richard C. Ford
                                           Chief Executive Officer

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